Exhibit 10.10

INTERCOMPANY SERVICES AGREEMENT

PARTIES:

Supplier:	Biofrontera AG including its wholly owned subsidiaries Biofrontera Pharma GmbH and Biofrontera Bioscience GmbH:
Country of incorporation: Germany
Company registration number: HRB 49717, HRB 57309 and HRB 49856 at the lower court of Cologne
Address: Hemmelrather We 201, 51377 Leverkusen

Customer:	Biofrontera Inc.:
Country of incorporation: Delaware, USA
Address: 201 Edgewater Drive, Suite 210, Wakefield, MA 01880, USA

AGREEMENT:

This Agreement sets out the terms for the provision of the Services by the Supplier to the Customer with effect from the Start Date.

1.	START DATE: 01 January 2016

2.	END DATE: 31 December 2018

3.	TERMINATION NOTICE PERIOD: Not less than 3 months to take effect as at the end of a Financial Year.

4.	FINANCIAL YEAR: From the Start Date until 31 December 2016 and each successive period of 12 months.

5.	THE SERVICES:

5.1.	Description of Services: as further described in Annex 1

Cost Key: Cost plus 6%

6.	OWNER OF IP PRODUCED IN PERFORMING THE SERVICES {IP OWNER): The Supplier

7.	FEES: The Fees for the Services will be calculated as the aggregate Cost incurred by the Supplier in providing (i) the relevant Services to Customer, and (ii) the same or similar services to other affililates of the Supplier, and:

(a)	applying the mark-up referred to above under the heading “Cost key• for the relevant Services; and
(b)	allocating to the Customer the relevant proportion of that overall cost as specified above under the heading “Allocation key”.

Third party costs specifically incurred on behalf of the Customer will be recharged at cost

8.	PAYMENT: The Fees will be invoiced quarterly in arrears and paid within 60 days of the last day of the period to which the Fees relate. The Fees may be settled through the setting off intra-group accounts if the parties so agree.

Unless otherwise agreed, all payments under this Agreement shall be made in US Dollars.

9.	INTEREST ON LATE PAYMENTS: Interest at the rate of 2% per annum above the LIBOR will accrue on any overdue amounts and will be compounded annually.

10.	LIABILITY LIMITATION LEVEL: The liability of the Supplier to the Customer under or in connection with this Agreement will be limited to the amount of the Fees payable by that Customer in respect of the relevant Services.

11.	SPECIAL TERMS: None

12.	INCORPORATION OF STANDARD TERMS: This Agreement shall be deemed to incorporate the “Standard Terms for the Provision of lntercompany Services” attached.

13.	ENTIRE AGREEMENT: This Agreement, together with the Standard Terms referred to above, constitutes the whole agreement in respect of the services referred to above.

SIGNATURES:

(1) Signed for and on behalf of the SUPPLIER

Signature:	/s/ Hermann Lubbert	/s/ Thomas Schaffer
Full name of Signatory:	Hermann Lubbert	Thomas Schaffer
Position / Job title:	CEO	CFO
Date of actual signature:

(2) Signed for and on behalf of the CUSTOMER

Signature:	/s/ Monica Tamborini
Full name of Signatory:	Monica Tamborini
Position / job title:	COO
Date of actual signature:

STANDARD TERMS AND CONDITIONS FOR THE PROVISION OF INTERCOMPANY SERVICES

1.	INTERPRETATION

1.1.	In these Standard Terms unless the context requires otherwise:

“Agreement” means the agreement between the Supplier and the Customer comprising the Contract Schedule and these Standard Terms;

“Contract Schedule” means a schedule signed by the Supplier and the Customer which incorporates these Standard Terms;

“Cost” means the cost incurred by the Supplier In providing the Services,

●	including without limitation: salaries relating to the personnel (apportioned to the amount of work dedicated wholly or mainly to the provision of the relevant Services), travelling expenses of such personnel, professional fees, depreciation charges and rent (in the event that a specific area or office is dedicated wholly or mainly to the provision of the relevant Services); and
●	excluding Shareholder Costs, interest, penalties, income taxes, goodwill and other non- operating expenses;

“Intellectual Property” includes any know-how, patents, database rights, design rights, trademarks or copyright, and any other intellectual property rights existing anywhere in the world;

“Shareholder Costs” means all costs relating to the provision of services for the benefit of the Customer’s parent undertaking(s), such as group audit, shareholder relations and consolidations, and any other services from which the Customer does not derive a benefit; and

“VAT” means value added tax.

1.2.	Words and expressions defined m the relevant Contract Schedule have the same meanings ln these Standard Terms.
1.3.	If there ls any conflict between the Contract Schedule and these Standard Terms, the terms of the Contract Schedule shall prevail.

2.	THE SERVICES

2.1.	The Supplier shall supply the Services to the Customer from the Start Date until the Agreement expires on the End Date (if applicable) or is terminated in accordance with clause 6.
2.2.	The Supplier shall perform the Services with reasonable skill and care.
2.3.	The Supplier shall maintain records of all work carried out in connection with the Services and shall supply these to the Customer upon reasonable request.

3.	INTELLECTUAL PROPERTY

3.1.	Where the Customer is shown in the Contract Schedule as the “IP Owner”:

3.1.1.	the Supplier hereby assigns to the Customer the whole of the Supplier’s rights past, present and future in all Intellectual Property created in the course of performing the Services:
3.1.2.	the Supplier shall use all reasonable endeavors to procure that all moral rights in that Intellectual Property are waived; and
3.1.3.	the Supplier shall, at the Customer’s expense, execute such documents, and do such acts and things as the Customer may require to vest that Intellectual Property n the Customer.

3.2.	Where the Supplier is shown in the Contract Schedule as the “IP Owner”:

3.2.1.	the Supplier will retain all rights in the Intellectual Property created in the course of performing the Services; and
3.2.2.	the Supplier grants to the Customer a non-exclusive non-transferable license to use that Intellectual Property solely for Its own internal business purposes.

4.	FEES AND PAYMENT

4.1.	The Customer shall pay the Fees to the Supplier, ln accordance with the provisions of the relevant Contract Schedule and this clause 4.
4.2.	Where an Allocation Key is specified in the Contract Schedule, then the relevant Cost shall be allocated as between the Customer and the other Customers of the Services or similar services pro rata to the average of the relevant measure during the relevant Financial Year.
4.3.	The Fees are exclusive of VAT which (If applicable) shall be paid by the Customer to the Supplier in addition to the Fees.

5.	LIABILITY

Where permitted by law, the Supplier’s liability under or in connection with the Agreement shall be limited to the Liability Limitation Level.

6.	TERMINATION

6.1.	Either party may terminate the Agreement by giving written notice to the other party being not less than the Termination Notice Period set out in the Contract Schedule.
6.2.	Either party may terminate the Agreement with immediate effect by notice in writing to the other party (the “Defaulting Party”) in the following circumstances:

6.2.1.	if the Defaulting Party materially breaches the Agreement and has not remedied the breach within 60 days after written notice ls given to the Defaulting Party specifying the breach; or
6.2.2.	if any order is made or resolution passed for the winding up of the Defaulting Party, an administrator or receiver is appointed, a winding-up order is made or if the Defaulting Party takes or suffers any similar or analogous action in consequence of debt.

7.	CONSEQUENCES OF TERMINATION

Neither party shall be required to pay any compensation to the other party in connection with the expiry or termination of the Agreement for whatever reason. This does not affect the parties’ accrued rights and obligations as at the dale of expiry or termination.

8.	DATA PROTECTION

The parties shall at all times in the performance of the Agreement comply with all applicable laws concerning the protection of personal data.

9.	ENTIRE AGREEMENT

9.1.	These Standard Terms and the Contract Schedule constitute the entire agreement of the parties and supersede all prior agreements and understandings between the parties in connection with its subject matter.
9.2.	Any representation, warranty or undertaking implied by law or by custom is expressly excluded.
9.3.	Nothing in the Agreement operates to exclude any liability for fraud.

10.	APPLICABLE LAW AND JURISDICTION

The Agreement shall be governed by the laws of Germany and shall be subject to the non-exclusive jurisdiction of the German courts.

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